CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of GFSB Bancorp, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, James Nechro, Jr., President, and Jerry R. Spurlin, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/James Nechero, Jr.                              /s/Jerry R. Spurlin
---------------------------------                  -----------------------------
James Nechero, Jr.                                 Jerry R. Spurlin
President                                          Chief Financial Officer




September 27, 2002